UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2026

ACCURAY INCORPORATED

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33301	20-8370041
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1240 Deming Way
Madison, Wisconsin		53717-1954
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 608 824-2800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ARAY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, at the 2026 Special Meeting of Stockholders of Accuray Incorporated (the “Company”) held on October 6, 2026 (the “2026 Special Meeting”), the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”) to effect a reverse stock split with a ratio ranging from any whole number between 1-for-15 and 1-for-40, as determined by the Board of Directors (the “Board”) of the Company in its discretion, with respect to the issued and outstanding common stock, $0.001 par value per share (the “Common Stock”), of the Company and a corresponding decrease to the authorized number of shares of Common Stock (and, as a result, a reduction in the total authorized shares). On October 28, 2026, the Board approved a 1-for-40 reverse stock split (the “Reverse Stock Split”) of the Company’s issued and outstanding Common Stock and a corresponding decrease to the authorized number of shares of Common Stock (and, as a result, a reduction in the total authorized shares). The Reverse Stock Split and the corresponding decrease in authorized shares will be effected by the filing of a Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware.

The Reverse Stock Split will be effective as of November 9, 2026 at 12:02 a.m., Eastern Time (the “Effective Time”). Beginning on November 9, 2026, the Common Stock will trade on The Nasdaq Capital Market (“Nasdaq”) on a split-adjusted basis under the existing symbol ARAY, with the new CUSIP number 004397 303.

At the Effective Time, each forty (40) shares of Common Stock issued and outstanding or held by the Company in treasury immediately prior to the Effective Time will automatically and without any action on the part of the Company or the respective holders thereof be combined into one (1) validly issued, fully paid and nonassessable share of Common Stock. The total number of authorized shares of Common Stock will be proportionately reduced in accordance with the 1-for-40 ratio, from 400,000,000 shares to 10,000,000 shares, and the total number of authorized shares of capital stock of the Company will be reduced from 405,000,000 shares to 15,000,000 shares, reflecting 5,000,000 authorized shares of preferred stock, which number of shares of preferred stock will not be adjusted as a result of the Reverse Stock Split. No fractional shares will be issued as a result of the Reverse Stock Split. Instead, in lieu of any fractional share interests to which a stockholder would otherwise be entitled as a result of the Reverse Stock Split, the Company will pay cash (without interest and subject to any required tax withholdings) equal to such fraction multiplied by the closing sales price of the Common Stock on Nasdaq on the trading day immediately preceding the Effective Time (with such closing sales price being adjusted to give effect to the Reverse Stock Split). After the Reverse Stock Split, a stockholder otherwise entitled to a fractional interest in a share of Common Stock will not have any voting, dividend, or other rights with respect to such fractional interest, except the right to receive the cash payment described above.

The Board has approved, subject to the occurrence of the Reverse Stock Split, corresponding adjustments to all outstanding equity awards (including stock options, restricted stock units and performance units) granted under the Company’s equity compensation plans as well as shares reserved for issuance under the Company’s equity compensation plans. The Company’s outstanding warrants to purchase shares of Common Stock will be proportionately adjusted to reflect the Reverse Stock Split, including the number of shares purchasable upon exercise of such warrants and their exercise prices. The Reverse Stock Split will not affect the par value of the Common Stock.

Except as a result of the payment of cash in lieu of fractional share interests, the Reverse Stock Split will affect all stockholders uniformly and will not change any stockholder’s percentage ownership interest in the Company. Computershare Trust Company, N.A. is acting as the exchange agent for the Reverse Stock Split. At the Effective Time, the shares of Common Stock held by stockholders of record electronically in book-entry form under the direct registration system for securities will be automatically exchanged by the transfer agent for shares representing the number of shares of Common Stock such stockholders hold after the Reverse Stock Split, along with payment in lieu of any fractional share interests. Stockholders who hold registered shares of Common Stock in book-entry form do not need to take any action to receive their post-Reverse Stock Split shares of Common Stock in registered book-entry form. Non-registered stockholders holding Common Stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the Reverse Stock Split and making payment for fractional share interests than those applied by the Company for record holders. Stockholders holding shares of Common Stock in certificated form will receive a letter of transmittal from Computershare Trust Company, N.A. with instructions on how to receive post-split shares after the Effective Time, if applicable.

On November 4, 2026, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated November 4, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
ACCURAY INCORPORATED
Date	November 4, 2026
		By:	/s/ David Shin
David Shin Senior Vice President, Chief Legal Officer and Corporate Secretary